UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): May 25, 2005

                          STRONGHOLD TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

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            Nevada                        333-54822              22-3762832
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)
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                     106 Allen Road, Basking Ridge, NJ 07920
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (908) 903-1195

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 25, 2005, Luiz Delahoz, a director of the Company and a member of the audit, compensation and governance/nominating committees, resigned from all positions with the Company effective May 25, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STRONGHOLD TECHNOLOGIES, INC.


Date: June 13, 2005             By: /s/ Christopher Carey
                                    ---------------------
                                Name: Christopher Carey
                                Title: CEO